                                                                      EXHIBIT 24


                                POWER OF ATTORNEY



         I, Frank Borman, a director of The Home Depot, Inc., a Delaware corporation, do hereby constitute and appoint Bernard Marcus and Robert L. Nardelli, jointly and severally, my true and lawful attorneys-in-fact, each with full power of substitution, for me in any and all capacities, to sign, pursuant to the requirements of the Securities Exchange Act of 1934, the Annual Report of the Corporation on Form 10-K for the fiscal year of the Corporation ended January 28, 2001, and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, including such as are incorporated therein by reference, and to sign on my behalf and in my stead, in any and all capacities, any amendments to said Annual Report, incorporating such changes as any of the said attorneys-in-fact deems appropriate, hereby ratifying and confirming all that each of said attorneys-in-fact deems appropriate, and all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto set my hand and seal this 14th day of April, 2001.


                                            /s/ Frank Borman
                                            ------------------------
                                            Frank Borman

                                POWER OF ATTORNEY



         I, Gregory D. Brenneman, a director of The Home Depot, Inc., a Delaware corporation, do hereby constitute and appoint Bernard Marcus and Robert L. Nardelli, jointly and severally, my true and lawful attorneys-in-fact, each with full power of substitution, for me in any and all capacities, to sign, pursuant to the requirements of the Securities Exchange Act of 1934, the Annual Report of the Corporation on Form 10-K for the fiscal year of the Corporation ended January 28, 2001, and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, including such as are incorporated therein by reference, and to sign on my behalf and in my stead, in any and all capacities, any amendments to said Annual Report, incorporating such changes as any of the said attorneys-in-fact deems appropriate, hereby ratifying and confirming all that each of said attorneys-in-fact deems appropriate, and all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto set my hand and seal this 12th day of April, 2001.


                                            /s/  Gregory  D. Brenneman
                                            --------------------------------
                                            Gregory D. Brenneman

                                POWER OF ATTORNEY



         I, Richard H. Brown, a director of The Home Depot, Inc., a Delaware corporation, do hereby constitute and appoint Bernard Marcus and Robert L. Nardelli, jointly and severally, my true and lawful attorneys-in-fact, each with full power of substitution, for me in any and all capacities, to sign, pursuant to the requirements of the Securities Exchange Act of 1934, the Annual Report of the Corporation on Form 10-K for the fiscal year of the Corporation ended January 28, 2001, and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, including such as are incorporated therein by reference, and to sign on my behalf and in my stead, in any and all capacities, any amendments to said Annual Report, incorporating such changes as any of the said attorneys-in-fact deems appropriate, hereby ratifying and confirming all that each of said attorneys-in-fact deems appropriate, and all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto set my hand and seal this 20th day of April, 2001.


                                             /s/ Richard H. Brown
                                             -----------------------------------
                                             Richard H. Brown

                                POWER OF ATTORNEY



         I, John L. Clendenin, a director of The Home Depot, Inc., a Delaware corporation, do hereby constitute and appoint Bernard Marcus and Robert L. Nardelli, jointly and severally, my true and lawful attorneys-in-fact, each with full power of substitution, for me in any and all capacities, to sign, pursuant to the requirements of the Securities Exchange Act of 1934, the Annual Report of the Corporation on Form 10-K for the fiscal year of the Corporation ended January 28, 2001, and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, including such as are incorporated therein by reference, and to sign on my behalf and in my stead, in any and all capacities, any amendments to said Annual Report, incorporating such changes as any of the said attorneys-in-fact deems appropriate, hereby ratifying and confirming all that each of said attorneys-in-fact deems appropriate, and all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto set my hand and seal this 12th day of April, 2001.


                                            /s/ John L. Clendenin
                                            -----------------------------------
                                            John L. Clendenin

                                POWER OF ATTORNEY



         I, Berry R. Cox, a director of The Home Depot, Inc., a Delaware corporation, do hereby constitute and appoint Bernard Marcus and Robert L. Nardelli, jointly and severally, my true and lawful attorneys-in-fact, each with full power of substitution, for me in any and all capacities, to sign, pursuant to the requirements of the Securities Exchange Act of 1934, the Annual Report of the Corporation on Form 10-K for the fiscal year of the Corporation ended January 28, 2001, and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, including such as are incorporated therein by reference, and to sign on my behalf and in my stead, in any and all capacities, any amendments to said Annual Report, incorporating such changes as any of the said attorneys-in-fact deems appropriate, hereby ratifying and confirming all that each of said attorneys-in-fact deems appropriate, and all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto set my hand and seal this 16th day of April, 2001.


                                              /s/ Berry R. Cox
                                              --------------------------
                                              Berry R. Cox

                                POWER OF ATTORNEY



         I, William S. Davila, a director of The Home Depot, Inc., a Delaware corporation, do hereby constitute and appoint Bernard Marcus and Robert L. Nardelli, jointly and severally, my true and lawful attorneys-in-fact, each with full power of substitution, for me in any and all capacities, to sign, pursuant to the requirements of the Securities Exchange Act of 1934, the Annual Report of the Corporation on Form 10-K for the fiscal year of the Corporation ended January 28, 2001, and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, including such as are incorporated therein by reference, and to sign on my behalf and in my stead, in any and all capacities, any amendments to said Annual Report, incorporating such changes as any of the said attorneys-in-fact deems appropriate, hereby ratifying and confirming all that each of said attorneys-in-fact deems appropriate, and all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto set my hand and seal this 12th day of April, 2001.


                                            /s/ William S. Davila
                                            -----------------------------------
                                            William S. Davila

                                POWER OF ATTORNEY



         I, Milledge A. Hart, III, a director of The Home Depot, Inc., a Delaware corporation, do hereby constitute and appoint Bernard Marcus and Robert
L. Nardelli, jointly and severally, my true and lawful attorneys-in-fact, each with full power of substitution, for me in any and all capacities, to sign, pursuant to the requirements of the Securities Exchange Act of 1934, the Annual Report of the Corporation on Form 10-K for the fiscal year of the Corporation ended January 28, 2001, and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, including such as are incorporated therein by reference, and to sign on my behalf and in my stead, in any and all capacities, any amendments to said Annual Report, incorporating such changes as any of the said attorneys-in-fact deems appropriate, hereby ratifying and confirming all that each of said attorneys-in-fact deems appropriate, and all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto set my hand and seal this 12th day of April, 2001.


                                             /s/ Milledge A. Hart, III
                                             --------------------------
                                             Milledge A. Hart, III

                                POWER OF ATTORNEY



         I, Bonnie G. Hill, a director of The Home Depot, Inc., a Delaware corporation, do hereby constitute and appoint Bernard Marcus and Robert L. Nardelli, jointly and severally, my true and lawful attorneys-in-fact, each with full power of substitution, for me in any and all capacities, to sign, pursuant to the requirements of the Securities Exchange Act of 1934, the Annual Report of the Corporation on Form 10-K for the fiscal year of the Corporation ended January 28, 2001, and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, including such as are incorporated therein by reference, and to sign on my behalf and in my stead, in any and all capacities, any amendments to said Annual Report, incorporating such changes as any of the said attorneys-in-fact deems appropriate, hereby ratifying and confirming all that each of said attorneys-in-fact deems appropriate, and all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto set my hand and seal this 12th day of April, 2001.


                                            /s/ Bonnie G. Hill
                                            -----------------------------------
                                            Bonnie G. Hill

                                POWER OF ATTORNEY



         I, Kenneth G. Langone, a director of The Home Depot, Inc., a Delaware corporation, do hereby constitute and appoint Bernard Marcus and Robert L. Nardelli, jointly and severally, my true and lawful attorneys-in-fact, each with full power of substitution, for me in any and all capacities, to sign, pursuant to the requirements of the Securities Exchange Act of 1934, the Annual Report of the Corporation on Form 10-K for the fiscal year of the Corporation ended January 28, 2001, and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, including such as are incorporated therein by reference, and to sign on my behalf and in my stead, in any and all capacities, any amendments to said Annual Report, incorporating such changes as any of the said attorneys-in-fact deems appropriate, hereby ratifying and confirming all that each of said attorneys-in-fact deems appropriate, and all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto set my hand and seal this 20th day of April, 2001.


                                          /s/ Kenneth G. Langone
                                          ----------------------------
                                          Kenneth G. Langone

                                POWER OF ATTORNEY



         I, M. Faye Wilson, a director of The Home Depot, Inc., a Delaware corporation, do hereby constitute and appoint Bernard Marcus and Robert L. Nardelli, jointly and severally, my true and lawful attorneys-in-fact, each with full power of substitution, for me in any and all capacities, to sign, pursuant to the requirements of the Securities Exchange Act of 1934, the Annual Report of the Corporation on Form 10-K for the fiscal year of the Corporation ended January 28, 2001, and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, including such as are incorporated therein by reference, and to sign on my behalf and in my stead, in any and all capacities, any amendments to said Annual Report, incorporating such changes as any of the said attorneys-in-fact deems appropriate, hereby ratifying and confirming all that each of said attorneys-in-fact deems appropriate, and all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto set my hand and seal this 20th day of April, 2001.


                                          /s/ M. Faye Wilson
                                          -----------------------------------
                                          M. Faye Wilson